Exhibit 99.1

PINNACLE ENTERTAINMENT AND AMERISTAR CASINOS RECEIVE HART-SCOTT-RODINO REQUEST FOR ADDITIONAL INFORMATION

LAS VEGAS, Feb. 12, 2013 – Pinnacle Entertainment, Inc. (NYSE: PNK) and Ameristar Casinos, Inc. (Nasdaq GS: ASCA) announced today that on February 11, 2013 they received a request for additional information and documentary materials (a “Second Request”) from the Federal Trade Commission (“FTC”) regarding Pinnacle’s proposed acquisition of Ameristar. The information request was issued under notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR Act”).

The effect of the Second Request is to extend the waiting period imposed by the HSR Act until 30 days after each company has substantially complied with the Second Request, unless that period is extended voluntarily by the companies or terminated sooner by the FTC. The companies intend to expeditiously respond to the information request and to continue to work cooperatively with the FTC in connection with this review. Completion of the transaction remains subject to the expiration or termination of the waiting period under the HSR Act, customary closing conditions, approval by Ameristar’s stockholders, and required regulatory approvals. Pinnacle and Ameristar continue to expect the transaction to close during the second or third quarter of 2013.

About Pinnacle Entertainment

Pinnacle Entertainment, Inc. owns and operates seven casinos, located in Louisiana, Missouri, and Indiana, and a racetrack in Ohio. In addition, Pinnacle is redeveloping River Downs in Cincinnati, Ohio into a gaming entertainment facility, owns a 23% equity stake in Asian Coast Development (Canada) Ltd. (ACDL), an international development and real estate company currently developing Vietnam’s first large-scale integrated resort on the Ho Tram Strip, and holds a majority interest in the racing license owner, as well as a management contract, for Retama Park Racetrack outside of San Antonio, Texas.

On December 20, 2012, Pinnacle agreed to acquire Ameristar Casinos, Inc. in an all cash transaction valued at $26.50 per Ameristar share or total consideration of $2.8 billion including assumed debt. Ameristar owns and operates casino facilities in St. Charles near St. Louis, Mo.; Kansas City, Mo.; Council Bluffs, Iowa; Black Hawk, Colo.; Vicksburg, Miss.; East Chicago, Ind.; and the Jackpot properties in Jackpot, Nev.

About Ameristar Casinos

Ameristar Casinos is an innovative casino gaming company featuring the newest and most popular slot machines. Ameristar’s 7,200 dedicated team members pride themselves on delivering consistently friendly and appreciative service to their guests. Ameristar continuously strives to increase the loyalty of its guests through the quality of its slot machines, table games, hotel, dining and other leisure offerings. Ameristar’s eight casino hotel properties primarily serve guests from Colorado, Idaho, Illinois, Indiana, Iowa, Kansas, Louisiana, Mississippi, Missouri, Nebraska and Nevada. Ameristar has been a public company since 1993, and its stock is traded on the Nasdaq Global Select Market. Ameristar generates more than $1.1 billion in net revenues annually.

Important Information Regarding Forward-Looking Statements

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Pinnacle’s and Ameristar’s current expectations and are subject to uncertainty and changes in circumstances. These forward-looking statements include, among others, statements regarding the expected synergies and benefits of a potential combination of Pinnacle and Ameristar, including the expected accretive effect of the merger on Pinnacle’s financial results and profile (e.g., free cash flow, earnings per share and Consolidated Adjusted EBITDA); the anticipated benefits of geographic diversity that would result from the merger and the expected results of Ameristar’s gaming properties; expectations about future business plans, prospective performance and opportunities; required regulatory approvals; the expected timing of the completion of the transaction; and the anticipated financing of the transaction. These forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should,” “could,” “would,” “will,” or similar words intended to identify information that is not historical in nature. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. There is no assurance that the potential transaction will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include (a) the timing to consummate a potential transaction between Pinnacle and Ameristar; (b) the ability and timing to obtain required regulatory approvals (including approval from gaming regulators) and satisfy or waive other closing conditions; (c) the ability to obtain the approval of Ameristar’s stockholders; (d) the possibility that the merger does not close when expected or at all, or that the companies may be required to modify aspects of the merger to achieve regulatory approval; (e) Pinnacle’s ability to realize the synergies contemplated by a potential transaction; (f) Pinnacle’s ability to promptly and effectively integrate the business of Pinnacle and Ameristar; (g) the requirement to satisfy closing conditions to the merger as set forth in the merger agreement, including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (h) uncertainties in the global economy and credit markets and its potential impact on Pinnacle’s ability to finance the transaction; (i) the outcome of any legal proceedings that may be instituted in connection with the transaction; (j) the ability to retain certain key employees of Ameristar; (k) that there may be a material adverse change of Pinnacle or Ameristar, or the respective businesses of Pinnacle or Ameristar may suffer as a result of uncertainty surrounding the transaction; (l) Pinnacle’s ability to obtain financing on the terms expected, or at all; and (m) the risk factors disclosed in Pinnacle’s most recent Annual Report on Form 10-K/A, which Pinnacle filed with the Securities and Exchange Commission on May 16, 2012 and the risk factors disclosed in Ameristar’s most recent Annual Report on Form 10-K, which Ameristar filed with the Securities and Exchange Commission on February 28, 2012 and in all reports on Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission by Pinnacle and Ameristar subsequent to the filing of their respective Forms 10-K for the year ended December 31, 2011. Forward-looking statements reflect Pinnacle’s and Ameristar’s management’s analysis as of the date of this report. Pinnacle and Ameristar do not undertake to revise these statements to reflect subsequent developments, except as required under the federal securities laws. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed merger, Ameristar plans to file a definitive proxy statement with the SEC and mail the proxy statement to its stockholders. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PINNACLE, AMERISTAR, THE PROPOSED MERGER AND RELATED MATTERS. The proxy statement, as well as other filings containing information about Pinnacle and Ameristar will be available, free of charge, from the SEC’s web site (www.sec.gov). Pinnacle’s SEC filings in connection with the transaction also may be obtained, free of charge, from Pinnacle’s website (www.pnkinc.com) under the tab “Investor Relations” and then under the heading “SEC Filings,” or by directing a request to Pinnacle, 8918 Spanish Ridge Ave., Las Vegas, Nevada, 89148, Attention: Investor Relations or (702) 541-7777. Ameristar’s SEC filings in connection with the transaction also may be obtained, free of charge, from Ameristar’s website (www.ameristar.com) under the tab “About Us,” “Investor Relations” and then under the heading “Ameristar Casinos SEC Reports & Filings,” or by directing a request to Ameristar, 3773 Howard Hughes Parkway, Suite 490 South, Las Vegas, Nevada, 89169, Attention: Investor Relations or (702) 567-7000.

Participants in the Merger Solicitation

Pinnacle and Ameristar and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information about Pinnacle’s directors and executive officers is included in Pinnacle’s Annual Report on Form 10-K/A for the year ended December 31, 2011, filed with the SEC on May 16, 2012 and the proxy statement for Pinnacle’s 2012 Annual Meeting of Stockholders, filed with the SEC on April 9, 2012. Information about Ameristar’s directors and executive officers is included in Ameristar’s Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on February 28, 2012 and the proxy statement for Ameristar’s 2012 Annual Meeting of Stockholders, filed with the SEC on April 30, 2012. Additional information regarding these persons and their interests in the merger will be included in the definitive proxy statement relating to the merger when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Pinnacle Entertainment Contacts:

Investor Relations	Media Relations
Vincent J. Zahn, CFA	Kerry Andersen
Vice President, Finance and Investor Relations	Director, Public Relations
702/541-7777 or investors@pnkmail.com	337/395-7631 or kandersen@pnkmail.com

Ameristar Casinos Contacts:

Investor Relations	Media Relations
Thomas Steinbauer	Roxann M. Kinkade, APR
Senior Vice President, Chief Financial Officer	Director of Communications
(702) 567-7030 or tom.steinbauer@ameristar.com	(816) 414-7007 or roxann.kinkade@ameristar.com

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